EXHIBIT 99.4

Occidental Petroleum Corporation

Third Quarter 2011 Earnings Conference Call

October 27, 2011

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Third Quarter 2011 Earnings - Highlights
Third Quarter 2011 Earnings - Highlights
• Core Results - $1.8 Billion vs. $1.2 Billion in 3Q10
 – Core EPS $2.18 (diluted) vs. $1.48 in 3Q10.
• Net Income - $1.8 Billion vs. $1.2 Billion in 3Q10
 – EPS $2.17 (diluted) vs. $1.46 in 3Q10.
• The small difference between net and core income is
 due to discontinued operations.

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($ in millions)
• Core Results for 3Q11 of $2.6 B vs. $1.8 B in 3Q10 and $2.6 B in 2Q11
 – Higher volumes in 3Q11, compared to 2Q11, resulted in flat quarter-to-quarter income despite lower product prices. The improvement in 3Q11 vs. 3Q10 was driven by higher production and liquids prices.
Third Quarter 2011 Earnings - Oil & Gas
Segment Variance Analysis - 3Q11 vs. 3Q10

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      3Q11  3Q10
 Reported Segment Earnings ($mm)         $2,612  $1,757
 WTI Oil Price ($/bbl)   $89.76  $76.20
 Brent Oil Price ($/bbl)   $112.22 $76.41
 NYMEX Gas Price ($/mcf)   $4.28  $4.53
 Oxy’s Realized Prices
  Worldwide Oil ($/bbl)  $97.24 $72.31
 + 34% year-over-year
  Worldwide NGLs ($/bbl)  $56.06 $39.70
 + 41% year-over-year

  US Natural Gas ($/mcf)   $4.23  $4.20
 ~ flat year-over-year
Third Quarter 2011 Earnings - Oil & Gas Segment

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Third Quarter 2011 Earnings - Oil & Gas Volumes
        3Q11  3Q10
Oil and Gas Sales Volumes (mboe/d)  743  713
Oil and Gas Production Volumes (mboe/d)  739  706
 – Year-over-year increase of greater than 4.5% (2010 volumes included production from Libya).
• The year-over-year volume increase reflects our continued focus on production growth.
• 3Q11 production was also more than 3% higher than 2Q11 volumes of 715 mboe/d.
• 3Q11 sales volumes were 743 mboe/d, compared to our guidance of
 725 mboe/d.
 – The improvement resulted mainly from the higher domestic production and the timing of liftings.

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Third Quarter 2011 Earnings - Oil & Gas Production
Third Quarter 2011 Earnings - Oil & Gas Production
• US production was 436 mboe/d, representing the highest
 ever domestic production volumes for the company,
 compared to our guidance of 430 to 432 mboe/d.
• Our production in CA rose by 6 mboe/d compared to
 2Q11, and contributed a large portion of the sequential
 increase in our overall domestic production volumes.
• Latin America volumes were 30 mboe/d.
 – Colombia volumes decreased from 2Q11 due to pipeline interruptions caused by insurgent activity.

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Third Quarter 2011 Earnings - Oil & Gas Production
 • In the Middle East region:
 – We recorded no production in Libya.
 – In Iraq, we produced 4 mboe/d.
 – Yemen production was 28 mboe/d, slightly ahead of our
 guidance.
 – In Oman, 3Q11 production was 79 mboe/d, an increase of
 3 mboe/d over 2Q11 volumes.
 – In Qatar, 3Q11 production was 73 mboe/d, an increase of
 5 mboe/d over 2Q11 volumes.
 • The increase reflected the results of the development program, as well as maintenance issues that affected the second quarter volumes.
 – In Dolphin and Bahrain combined, production increased
 3 mboe/d from 2Q11 volumes.

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Third Quarter 2011 Earnings - Oil & Gas
Segment - Realized Prices and Differentials
Third Quarter 2011 Earnings - Oil & Gas
Segment - Realized Prices and Differentials
• 3Q11 realized prices declined for all our products from 2Q11:
 – Worldwide crude oil realized price was $97.24 p/b, a decrease of 6%.
 – Worldwide NGLs were $56.06 p/b, a decline of 3%.
 – Domestic natural gas prices were about flat at $4.23 p/mcf.
• Differentials improved in 3Q11, resulting in realized oil prices representing 108% of the average WTI and 87% of the average
 Brent price.
• About 60% of Oxy’s oil production tracks world oil prices and
 40% is indexed to WTI. For example:
 – In CA our realized price was 114% of WTI and 91% of Brent in 3Q11.
 – In Oman our average price was 117% of WTI and 93% of Brent.
• Price changes at current global prices affect our quarterly earnings before income taxes by $38 mm for a $1.00 p/b change in oil prices and $7 mm for a $1.00 p/b change in NGL prices. A swing of $0.50 per mm BTUs in domestic gas prices affects
 quarterly pre-tax earnings by about $34 mm.

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Third Quarter 2011 Earnings - Oil & Gas
Segment - Cash Production Costs and Taxes
Third Quarter 2011 Earnings - Oil & Gas
Segment - Cash Production Costs and Taxes
• Oil and gas cash production costs were $12.36 per boe
 for the first nine months of 2011, compared with last
 year's twelve-month costs of $10.19 per boe.
 – The cost increase reflects higher workover and maintenance activity driven by our program to increase production at these higher levels of oil prices.
• Taxes other than on income, which are directly related to
 product prices, were $2.29 per boe for the first nine
 months of 2011, compared to $1.83 per boe for all of
 2010.
• Total exploration expense was $39 mm in 3Q11.

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($ in millions)
*Higher feedstock costs
**Power sold to the grid during Texas power shortage
• Core Results for 3Q11 were $245 mm vs. $253 mm in 2Q11 and
 $189 mm in 3Q10.
 – The year-over-year improvement reflects higher margins across most product lines. In addition, during 3Q11, we temporarily idled certain production in our Texas plants and sold power to the grid during the power shortage, resulting in an increase in the quarter’s earnings.
Third Quarter 2011 Earnings - Chemical
Segment Variance Analysis - 3Q11 vs. 3Q10

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($ in millions)
• Core Results for 3Q11 were $77 mm vs. $187 mm in 2Q11 and
 $163 mm in 3Q10.
 – The decreases from 2Q11 and 3Q10 earnings were due to losses from our Phibro unit both for the quarter and year-to-date, partially offset by higher pipeline income and increased power sales to the grid during 3Q11.
Third Quarter 2011 Earnings - Midstream
Segment Variance Analysis - 3Q11 vs. 3Q10

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Third Quarter 2011 Earnings - Taxes
• The worldwide effective tax rate was 38% for 3Q11.
 – Our higher proportionate domestic income brought us closer to the US statutory rates.
• Our 3Q11 US and foreign tax rates are included in the
 “Investor Relations Supplemental Schedules.”

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Third Quarter 2011 Earnings -
Nine Months Results & Capital Spending
Third Quarter 2011 Earnings -
Nine Months Results & Capital Spending
      YTD2011 YTD2010
• Core Income ($mm)  $5,187 $3,377
• Core EPS (diluted)  $6.37  $4.14
• Net Income ($mm)  $5,137 $3,318
• EPS (diluted)    $6.31  $4.07
• Cash flow from operations for 9 months YTD11 was
 $8.6 billion.
• Capital spending was $5.0 billion for YTD11 of which
 $2.0 billion was spent in 3Q11.
 – Year-to-date capital expenditures by segment were 83% in Oil and Gas,
 14% in Midstream and the remainder in Chemicals.

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Cash Flow
From
Operations
$8,600
Beginning
Cash
$2,600
12/31/10
Shah - $500
($ in millions)
Note: See attached GAAP reconciliation.
– Free cash flow from continuing operations after capex and dividends, but before acquisition and debt activity, was about $2.6 billion.
Third Quarter 2011 Earnings -
2011 YTD Cash Flow

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Third Quarter 2011 Earnings -
Net Acquisition Expenditures
Third Quarter 2011 Earnings -
Net Acquisition Expenditures
• Our net acquisition expenditures in the first nine months
 were $1.5 billion, which are net of proceeds from the sale
 of our Argentina operations.
• The acquisitions included the South Texas purchase,
 properties in California and the Permian, and a payment
 in connection with the signing of the Al Hosn project in
 Abu Dhabi, which is the gas development of the Shah
 field.
 – This payment was for Oxy’s share of development expenditures incurred by the project prior to the date the final agreement was signed.

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Third Quarter 2011 Earnings -
Shares Outstanding, Debt and ROE
 Shares Outstanding (mm) YTD11 9/30/11
 Weighted Average Basic  812.6
 Weighted Average Diluted  813.3

 Basic Shares Outstanding    811.2
 Diluted Shares Outstanding    812.1
      9/30/11  12/31/10

 Debt/Capital   14%  14%
• During 3Q11, Oxy issued senior notes of $1.3 billion due in 2017 and
 $900 million due in 2022 at a weighted average interest rate of 2.3%, which brought the Company’s average effective borrowing rate down to 3.2%.
• Our annualized ROE for YTD11 was 20%.

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Third Quarter 2011 Earnings -
Oxy’s Strategy
• Oxy’s overriding goal is to maximize Total Shareholder Return.
• We believe this can be achieved through a combination of:
 1. Growing our oil and gas production by 5% to 8% per year on average over the long term;
 2. Allocating and deploying capital with a focus on achieving well above cost-of-capital returns; and
 3. Consistent dividend growth.

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Third Quarter 2011 Earnings -
Oxy’s Strategy - Oil and gas production
• The impact of our capital program and increase in drilling activity have started to have a visible impact on our domestic oil and gas production volumes.
• Compared to 2Q11, our domestic production increased by
 about 6 mboe/d per month, compared to our guidance of
 3 to 4 mboe/d.
 – This increase resulted in domestic production of 436 mboe/d for 3Q11, compared to the 430 to 432 mboe/d guidance we gave you.
 – 3Q11 domestic production is the highest US total production volume in
 Oxy’s history, reflecting the highest ever volumes for liquids.
• On a year-over-year basis, our domestic production volumes increased by 15%.

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Third Quarter 2011 Earnings -
Oxy’s Strategy - Oil and gas production
• Compared to the prior year, total company 3Q11 production of
 739 mboe/d was affected by a 7% decline in our international production.
 – This reduction was the result of disruptions in the Middle East/North
 Africa region, and the impact of higher oil prices on our PSCs.
• In our operations we experience disruptions affecting our
 production.
• Without these events our production would have been
 10 to 15 mboe/d higher, which is more representative of our assets’ current theoretical productive capacity.
• We believe our capital program will yield higher production growth and reliability over time.

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Third Quarter 2011 Earnings -
Oxy’s Strategy - Returns
• ROE - Oxy’s annualized return on equity for the first nine months of 2011 was 20%.
• ROCE - Oxy’s annualized return on capital employed for
 the first nine months of 2011 was 18%.
• We continue to manage our capital program and
 acquisition strategy to yield well above cost-of-capital
 returns.

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Third Quarter 2011 Earnings -
Oxy’s Strategy - Dividend growth
• Our ability to pay dividends is indicated by our free cash flow generation.
• Free cash flow after interest, taxes and capital spending, but before dividends, acquisitions and debt activity for the first nine months of the year was $3.7 billion.
• Oxy’s annual dividend rate is currently $1.84 per share or about $1.1 billion for the nine months of 2011.
• Oxy has increased its dividends 10 times over the last
 9 years, resulting in a compound annual dividend growth
 rate of 15.6%.
• In keeping with our philosophy to raise the dividend on a
 consistent basis, the Board of Directors is expected to
 consider a dividend increase at the February meeting.

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Third Quarter 2011 Earnings -
4Q11 Outlook - US oil and gas production
• We expect 4Q11 oil and gas production to be as follows:
 – Domestic volumes are expected to increase by about
 3 to 4 mboe/d per month from the current quarterly average
 level of 436 mboe/d.
 – This should result in average 4Q11 production of about
 442 to 444 mboe/d.
 – This would constitute a year-over-year domestic production growth rate exceeding 10% and about a 6% per year production growth rate going forward.

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Third Quarter 2011 Earnings - 4Q11 Outlook
Domestic Asset Review - California
• For the year, we expect to drill and complete 154 shale wells outside Elk Hills, compared to the 107 wells we had indicated
 at the beginning of the year.
 – Including Elk Hills, we expect to drill 195 shale wells for the year.
 – We expect to drill and complete a total of 42 shale wells during 4Q11.
• Our experience has been that the 30-day initial production rate for these wells is between 300 and 400 BOE per day.
• With respect to the shale wells outside Elk Hills, about 80% of the BOE production is a combination of black oil and high-
 value condensate.
• The cost of drilling and completing the wells has been running about $3.5 million per well, and we expect this to decline over time.

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Third Quarter 2011 Earnings - 4Q11 Outlook
Domestic Asset Review - California
• Our conventional drilling program is progressing somewhat
 better than planned.
• There has been no significant change in the status of
 permitting issues in the state since our last call.
• We expect the current permitting levels to allow our program to go forward at these levels and enable us to continue to
 grow our production volumes in the state.
• We expect the rig count to remain the same at 29.

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Third Quarter 2011 Earnings - 4Q11 Outlook
Domestic Asset Review - Permian & Williston
• In the Permian operations:
 – Our CO2 flood production is progressing according to plan.
 – We expect our rig count to be about 24 in 4Q11.
 – Our non-CO2 operations have stepped up their development
 program but will not show significant production growth until next year.
• In Williston:
 – We are pursuing a development program with about 13 rigs
 expected to be running in 4Q11.
 – Our production is growing as a result of the development
 program and we expect the growth to continue.
• Natural gas prices in the US continue to be weak. As a result, we are considering cutting back our pure gas drilling in the
 Midcontinent and possibly elsewhere.

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Third Quarter 2011 Earnings - 4Q11 Outlook
International Oil and Gas
• Internationally, we believe that once the current uncertainties are behind us, including the resolution of the situation in
 Libya and the achievement of a sustained development
 program in Iraq, we will achieve production growth similar to our domestic operations.
• We expect our 4Q11 international production to be about the same as 3Q11 production, 4% higher than 2Q11, which
 represented the low point of volumes during the year
 following the situation in Libya.
• Colombia volumes should be modestly higher than 3Q11,
 assuming no further pipeline attacks.

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Third Quarter 2011 Earnings - 4Q11 Outlook
International Oil and Gas
• The Middle East region production is expected to be as
 follows for 4Q11:
• At this point, we expect no significant production from Libya.
• Our joint venture partnerships are currently in the process of resuming production, but production ramp-up will be
 hampered in the near term by lack of vehicles and personnel to address operational problems from the prolonged shut-in.
• In Iraq, we expect production to be similar to the past quarter.
 Going forward, we still are unable to reliably predict spending levels, which determine production.
• In the remainder of the Middle East, we expect production to be comparable to 3Q11 volumes.

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Third Quarter 2011 Earnings -
4Q11 Outlook - Oil and Gas
• At quarter-end prices, we expect total production to
 increase to around 745 mboe/d as a result of the 3 to 4
 mboe/d per month coming from domestic production.
• We expect sales volumes to be around 740 mboe/d due
 to the timing of liftings.
• A $5.00 change in global oil prices would impact our PSC
 daily volumes by about 3 mboe/d.
• We expect our total year capital expenditures to be about
 $7.0 billion.
• We expect exploration expense to be about $100 mm for
 seismic and drilling for our exploration programs in
 4Q11.

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Third Quarter 2011 Earnings -
4Q11 Outlook - Chemicals & Taxes
• The chemical segment earnings in 4Q11, historically the
 weakest quarter, are expected to be about $100 mm.
 – This reduction from the third quarter is due to seasonal
 slowdowns in many markets such as construction, customers’
 efforts to minimize inventories and a slowdown in exports.
• We expect our combined worldwide tax rate in 4Q11 to
 remain at about 38%.

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Third Quarter 2011 Earnings - Summary
Third Quarter 2011 Earnings - Summary
• Our 3Q11 core income of $2.18 per share was about
 12% higher than the analysts’ consensus estimate.
• Our 3Q11 oil and gas earnings of $2.6 billion were
 essentially unchanged from 2Q11, despite a $6 p/b
 decline in our average oil realizations.
• Our annualized return on equity was 20% for the first
 nine months of 2011.
• Our total oil and gas production of 739 mboe/d during
 3Q11 grew more than 3% compared to 2Q11.
• Domestic oil and gas production volumes grew to
 436 mboe/d in 3Q11 a 3% increase from 2Q11, and
 above our earlier guidance of 430 to 432 mboe/d.
• Domestic volumes are expected to further increase
 by about 3 to 4 mboe/d per month in 4Q11.

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